1998 HIGHLIGHTS

* VOLUMETRIC FUND CELEBRATES ITS 20TH ANNIVERSARY.
* NET ASSET VALUE PER SHARE INCREASED 10.6%.
* TOTAL NET ASSETS REACH $20 MILLION.
* DIVIDEND DISTRIBUTION OF $0.56 WAS DECLARED ON 12/31/98.
* NO-FEE ROTH IRA HAS BEEN INTRODUCED.

To Our Shareholders:

Volumetric Fund has just completed its twentieth year of operation. We are pleased to report that for the fourth year in a row, the Fund achieved a double digit rate of return. Volumetric's net asset value (NAV) gained 10.6% in 1998 and closed out the year at $19.25, up $1.84. This was attained even though the stock market suffered a 20% decline from August through early October, its worse drop since 1990. The market bottomed out on October 8, when the Federal Reserve announced a surprise cut in interest rates. We are also pleased that the Volumetric Index closed out 1998 at $134,918, the highest ever for a year end. This index measures the value of a $10,000 hypothetical investment in the Fund on January 1, 1979, with dividends reinvested. Our average annual return in the past 20 years was 14.5%, as compared to the NYSE Index that had a 13.2% average return in the same period. During 1998, the large-cap weighted NYSE Index advanced 16.5%.

As of December 31, the Fund had net assets of $20.5 million, up 15.2% in 1998. Our portfolio consisted of 57 stocks, representing 93.2% of net assets, and 6.8% in cash and cash equivalents.



FOURTH QUARTER PORTFOLIO CHANGES
During the fourth quarter Volumetric Fund's net asset value advanced 8.9%. Our five best performing stocks at year-end were: Warner Lambert, up 411%, Tyco International, up 254%, Bindley-Western, up 169%, Symbol Technology, up 154% and Ecolab up 116%. Our stocks had an average gain of 36.1%.
The following stocks were added to our portfolio in the fourth quarter:
Alaska Air Group, American International, AT & T, Bank One, Bank of New York, Bob Evans Farms, Case, Clorox, Cooper Tire, Crown Cork, Dayton Hudson, Exxon, FMC, Gannett, Great A & P, Heinz, Merrill Lynch, Papa John International, Premark, Proctor & Gamble, Rite Aid, Southern Co., Sundstrand, Synovus Financial, Temple Inland, Toro and Universal Foods.

The following stocks were sold: Aon Corp., Arvin Industries, Eagle Hardware, Eastman Kodak, Gerber Scientific, Home Depot, Homestake Mining, King World Productions, La-Z-Boy, Mobil, National City, Omnicare, Southwest Airlines, Unisys, Wachovia Bancorp and Wal-Mart. The three most profitable sales were Unisys, Wal-Mart and Home Depot with 138%, 90% and 86% net gains,respectively.

DIVIDENDS AND DISTRIBUTIONS
On December 31, 1998, Volumetric Fund declared an annual capital gain distribution of $0.56 per share to shareholders of record at December 31, 1998. Reinvesting shareholders received 3.0% more Volumetric shares on January 1, 1999. At the same time, the Fund's NAV was reduced by $0.56 per share, from $19.25 to the reinvestment price of $18.69, which was also our 1999 opening price.


NO FEE ROTH IRAs
We have introduced in 1998, the "no-fee" Roth IRA account, thanks to the new tax laws. It is an excellent way to plan for your retirement. Although contributions are not tax deductible, all the appreciation in your Roth IRA account may be withdrawn tax-free at or after your retirement. There is an another important advantage. A Roth IRA may be kept indefinitely. Unlike the traditional IRA, withdrawals are not required after the age of 70 1/2. Furthermore, your Roth IRA may be "cashed-in" income-tax free by your beneficiary. (Estate taxes may apply.) Please call us, if you have any questions.


UPDATE AND OUTLOOK
The market opened mixed in January. This was followed by a drop in early February. The New York Stock Exchange Composite Index declined 1.5% in 1999, as of February 5. The average stock, as measured by the Value Line Geometric Index, was down 3.4%. Our NAV was down 2.5% from its post dividend opening price of $18.69 to $18.22 in the same period. Meanwhile, we have increased our cash position from 7%, since the beginning of the year, to 20%, as a protective measure.

In the last few years most of the stock market gains came from large capitalization stocks, suchas represented by the Dow, NYSE and S&P Indices.For example, even though these indices had double digit gains in 1998, the average stock on the New York Stock Exchange actually ended the year down 6%. Until there is a change and the market broadens out to mid-size and smaller stocks, Volumetric will concentrate its future purchases in large-cap stocks.

The combination of the current strong economy and low interest rates bodes well for the stock market for 1999. However, our technical market indicators currently suggest that a cautious posture is advisable. Consequently, in the coming weeks, we expect to increase our cash reserves for temporary defensive purposes. We will invest the cash in the money market or in treasury securities. Thank you for your confidence in Volumetric Fund. Please do not hesitate to call us, if you have any questions.


February 8, 1999			    Sincerely,


  /S/ Gabriel Gibs           /S/Irene Zawitkowski

  Gabriel  J. Gibs				       Irene J. Zawitkowski
  President		          		    	Executive Vice President



THE FOLLOWING CHARTED INFORMATION WAS PRESENTED AS A BAR GRAPH IN THE ANNUAL REPORT SHOWING THE COMPARISION OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN VOLUMETRIC FUND AND THE NEW YORK STOCK EXCHANGE COMPOSITE INDEX.

   (All Dividends Reinvested)

YEAR         VOLUMETRIC       NYSE INDEX
1978          $10,000          $10,000
1979          $11,630          $11,550
1980          $15,991          $14,456
1981          $18,712          $13,198
1982          $21,876          $15,046
1983          $26,321          $17,664
1984          $27,696          $17,894
1985          $36,524          $22,564
1986          $39,225          $25,723
1987          $38,637          $25,646
1988          $46,349          $28,954
1989          $53,743          $33,587
1990          $50,963          $31,068
1991          $68,902          $38,524
1992          $76,331          $40,334
1993          $77,839          $43,521
1994          $76,104          $42,128
1995          $89,336          $55,314
1996         $103,189          $71,160
1997         $121,987          $92,728
1998         $134,918         $108,074

Average Annual Total Returns of the Fund(as of 12/31/98)*

1 Year    3 Years   5 Years   10 Years   Since 1/1/79
 10.6%     14.8%     11.9%     11.8%        14.5%

*All distributions and dividends were reinvested. Past performance is not predicitive of future performance.




	FINANCIAL HIGHLIGHTS

	(for a share outstanding throughout each year)

             Years ended December 31    1998  	1997   	1996     1995   1994
                                      ------  ------  ------  ------  ------
Net asset value, beginning of year		  $20.30 	$18.38 	$16.81 	$14.33  $16.09
Income from investment operations:
  Net investment income		          		   0.00   	0.00  	 0.03    0.03  	 0.03
  Net realized and unrealized
     gains and losses on securities		   1.84  	 3.13  	 2.44   	2.45   (0.36)
                                       -----   -----   -----   -----   ------
Total from investment operations		      1.84  	 3.13 	  2.47   	2.48  	(0.33)
                                       -----   -----   -----   -----   ------
Less distributions from:
   Net investment income		       	     (0.87)	 (0.35)	 (0.06) 	 0.00 	 (0.03)
   Capital gains		 	                 	 (2.02)	 (0.86)	 (0.84)	  0.00 	 (1.40)
                                       ------  ------  ------  -----   ------
Total distributions		        	   	     (2.89)	 (1.21)	 (0.90)	  0.00 	 (1.43)
                                       ------  ------  ------  -----   ------
Net asset value, end of year          $19.25  $20.30	 $18.38  $16.81  $14.33
                                      ======  ======  ======  ======  ======
Total return		             			         10.57%  18.23%  15.52%  17.31%   2.23%
                                      ======= ======= ======= ======= =======
Ratios and Supplemental Data:
Net assets, end of period
                (in thousands)      	$20,539 $17,832 $14,286 $12,489 $11,156
Ratio of expenses to average
                 net assets	          	1.97%  	1.96%  	1.99%  	1.95%  	1.99%
Ratio of net investment income
              to average net assets    0.00    0.00   	0.19%  	0.21%  	0.19%
Portfolio turnover rate		            		237%    	213%   	154%   	159%   	150%

	The accompanying notes are an integral part of these financial statements.



        VOLUMETRIC FUND, INC.
	STATEMENT OF ASSETS AND LIABILITIES
          December 31, 1998

COMMON	STOCKS: 93.2%
SHARES	COMPANY	 MARKET VALUE
	Aerospace/Defense: 3.1%
5,800  General Dynamics		     $342,200
5,600 	Sundstrand Corp.	 	     290,500
                              --------
					                          632,700
                              --------
	Air Transportation: 1.8%
8,400 	Alaska Air Group*		     371,700
                              --------
	Auto/Auto Parts: 1.4%
14,000	Cooper Tire & Rubber 		 286,125
                              --------
	Banking: 4.4%
8,800	 Bank of New York		      354,200
5,800	 Bank One		         	    296,163
10,700 Synovus Financial	 	    256,800
                              --------
					                          907,163
                              --------

	Beverage: 3.2%
6,100	 Anheuser-Busch			       400,313
6,400	 Pepsico, Inc.			        261,600
                              --------
					                          661,913
                              --------
	Building/Construction: 1.4%
10,000	Ryland Group        			 288,750
                              --------
	Business Services: 3.6%
4,400	 Automatic Data Process  352,825
8,000 	Metzler Group*	      		 389,500
					                         --------
                               742,325
                              --------
	Chemicals: 1.4%
7,800	 Ecolab             				 282,263
                              --------
	Communications: 1.3%
3,500	 AT & T	            			  265,125
                              --------
	Computers: 5.2%
2,200 	IBM		                		 405,625
3,300 	Intel	          		      391,256
2,000 	Microsoft*			           277,375
                             ---------
				                         1,074,256
                             ---------
	Consumer Products: 3.1%
2,900	 Clorox			             	 338,756
3,300	 Procter & Gamble	     	 301,331
                               -------
					                          640,087
                               -------
	Drugs: 8.5%
4,700	 Abbott Laboratories  		 230,300
3,900	 Johnson & Johnson	    	 327,113
4,100	 Lilly, Ely		          	 364,388
2,500	 Merck			              	 368,750
6,000	 Warner-Lambert	      		 451,125
                             ---------
				                         1,741,676
                             ---------

	Electrical/Electronics: 4.2%
9,750	 Symbol Technology		     623,391
5,500	 Thomas & Betts			       238,219
                              --------
					                          861,610
                              --------
	Financial Services: 3.1%
5,250 	Fiserv*			            	 270,025
5,600 	Merrill Lynch & Co.		   373,800
                              --------
					                          643,825
                              --------
	Foods: 3.9%
11,000	Bob Evans Farms     			 286,688
4,600 	Heinz	              			 260,475
9,500 	Universal Foods		     	 260,656
                              --------
				                         	 807,819
                              --------
	Forest Products: 3.0%
8,700  Crown Cork & Seal   			 268,069
5,700 Temple-Inland			         338,081
                              --------
					                          606,150
                              --------

	Indices: 4.0%
6,700  S&P 500 Depository Rec  826,194
                              --------
	Insurance: 3.0%
2,500 	American Internl Group  241,563
4,900 	Jefferson Pilot		     	 367,500
					                         --------
                               609,063
                              --------
	Machinery: 4.7%
10,000 Case	               			 218,125
12,800 Pall Corp.          			 324,000
15,000 Toro			               	 427,500
					                         --------
                               969,625
                              --------
	Medical: 6.5%
4,800  Baxter International 		 308,700
13,333 Bindley-Western    		 	 656,667
4,800  Cardinal Health		     	 364,200
				                         ---------
                            	1,329,567
                             ---------
	Misc./Diversified: 5.4%
4,400  FMC Corp.*			           246,400
8,500 	Premark International		 294,313
7,406	 Tyco International		    558,690
				                         ---------
                             1,099,403
                             ---------
	Oil/Oil Services: 2.5%
3,300 	Chevron				             273,694
3,400 	Exxon			                248,625
					                         --------
                               522,319
                              --------
	Publishing: 3.3%
4,800 	Gannett				             309,600
3,600 	McGraw-Hill		         	 366,750
					                         --------
                               676,350
                              --------
	Restaurants: 1.5%
7,000	Papa Johns Internl*      308,875
                              --------
	Retail: 5.0%
6,200 	Dayton-Hudson		       	 336,350
11,500 Great A & P		         	 340,688
7,100 	Rite Aid	           		  353,225
				                         ---------
                             1,030,263
                             ---------
	Textile/Apparel: 0.9%
25,000 Phillips-Van Heusen  		 179,688
                              --------
	Utilities: 3.8%
4,100 	Carolina Power & Light	 192,956
8,400 	Southern Company	     	 244,125
7,500 	Texas Utilities	      	 350,156
                              --------
					                          787,237
                              --------

TOTAL COMMON STOCKS
(COST:	$15,027,027)		       19,152,093
                            ----------
 CASH EQUIVALENTS/RECEIVABLES
    LESS PAYABLES: 6.8%
   Cash					                    45,142
   Chase Manhattan Prem
        Mkt Rate Acct        1,305,180
   Receivable from brokers,
        others                   7,703
   Dividends and interest
        receivable           	  29,155
                            ----------
TOTAL CASH EQUIVALENTS/
        RECEIVABLES          1,387,180
                            ----------
TOTAL ASSETS	       		      20,539,273
LIABILITIES		                        0
                           -----------
NET ASSETS			              $20,539,273
                           ===========

VOLUMETRIC SHARES OUTSTAND   1,067,210
NET ASSET VALUE PER SHARE	   	  $19.25
                            ==========

NUMBER OF SHAREHOLDER ACCOUNTS	  1,206
*Security is non-income producing.








		       VOLUMETRIC FUND, INC.
     		STATEMENT OF OPERATIONS
		For the Year Ended December 31, 1998

INVESTMENT INCOME
	Dividends................................................ $224,861
	Interest.................................................  132,554
                                                           --------
		TOTAL INVESTMENT INCOME.................................  357,415
EXPENSES
	Management fee (Note 2)................................... 383,174
                                                           --------
	INVESTMENT INCOME - NET................................... (25,759)
                                                           ---------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
	Net realized gain on investments.......................... 598,568
	Unrealized appreciation of investments
		Beginning of year..........................$2,772,169
		End of year................................ 4,125,066
                                             ----------
		Increase in unrealized appreciation....................  1,352,897
                                                           ---------
NET GAIN ON INVESTMENTS................................... 1,951,465
                                                          ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..... $1,925,706
                                                          ==========


	            VOLUMETRIC FUND, INC.
    	STATEMENT OF CHANGES IN NET ASSETS
						                                                For the Years Ended
						                                              	12/31/98	   	12/31/97
                                                    ---------    ---------
CHANGES RESULTING FROM OPERATIONS
Investment income - net............................  $(25,759)		   $(24,340)
Net realized gain on investments...................	  598,568 		  2,578,673
Increase in unrealized appreciation................ 1,352,897 		    102,045
                                                    ---------     ---------
  NET INCREASE IN NET ASSETS RESULTING FROM OPER... 1,925,706 		  2,656,378
                                                    ---------     ---------

DISTRIBUTIONS TO SHAREHOLDERS: (NOTE 1d)
From realized gain on investments...............   (2,538,832)		   (940,710)
                                                   -----------    ----------
CAPITAL SHARE TRANSACTIONS (NOTE 3)
Net increase from capital share transactions....... 3,320,129 		  1,830,018
                                                   ----------     ---------
NET INCREASE IN NET ASSETS......................... 2,707,003 		  3,545,686
NET ASSETS:
	BEGINNING OF YEAR................................ 17,832,270 		  14,286,584
                                                  -----------    -----------
	END OF YEAR..................................... $20,539,273 		 $17,832,270
                                                  ===========    ===========

	The accompanying notes are an integral part of these financial statements


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies
The Fund, incorporated on July 25, 1986, is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a diversified, open-end management company. The Fund's investment objective is capital growth. Its secondary objective is downside protection. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

a) Valuation of Securities: Each security is valued at the last reported sales price.

b) Securities Transactions and Investment Income: Securities are recorded on a trade date basis.
Realized gains and losses are recorded using the identified cost basis method. Dividend income is recorded on the ex-dividend date and interest income is recognized on the accrual basis.

c) Federal Income Taxes: The Fund as a Regulated Investment Company complies with Subchapter M of the Internal Revenue Code and distributes to its shareholders all net taxable income.

d) Distributions to Shareholders: It is the Fund's policy to distribute all net investment income and all net realized gains, in excess of any available capital loss carryovers, at year end. Distributions to shareholders are recorded on the ex-dividend date in the financial statements and accordingly, the statement of changes in net assets and financial highlight tables for 1998 contain 1997's distributions. Dividends are taxable to shareholders in the year earned by the Fund. During the two years ending December 31, 1998, the Board of Directors declared the following distributions:

                              1998		              1997
                              ----                ----
Record Date:          		December 31, 1998	 December 31,  1997
Ex-Dividend Date:      	January 4, 1999		  January 2, 1998
Payment Date:	         	January 8, 1999		  January 9, 1998
Distribution: 		        $ 0.56 per share  	$ 2.89 per share

e) Use of Estimates: The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reported periods. Actual results could differ from those estimates.

2. Management Fee

The Fund is managed by Volumetric Advisers, Inc. whose president and principal stockholder is the President of the Fund. Pursuant to the advisory agreement, the Adviser manages the Fund, provides investment advice and performs as the Fund's transfer agent.

The Fund's only expense is its Advisory fee. All other expenses of the Fund including officer salaries, professional fees, custodian fees, marketing expenses, insurance, shareholder reports and proxy statements are paid by the Investment Adviser.

As compensation for the above services, the Investment Adviser receives from the Fund a fee, payable monthly, at an annual rate of 2% of the first $10 million of Fund's average net assets, 1.9% of the next $15 million of average net assets, and thereafter declining incrementally to 1.5% on average net assets of over $100 million.




3. Capital Share Transactions

At December 31, 1998, there were 2,000,000 shares of $0.01 par value common stock authorized.

                   			     Year Ended		              Year Ended
  	                     December 31, 1998        December 31, 1997

                   	 	 	 Shares  	 Amount        	Shares 		 Amount
                        -------   --------        ------   --------
 Shares sold	       	   151,744  	$2,853,014     	126,373		$2,424,964
 Dividends reinvested  	143,008 	 	2,489,761      	53,591		   920,153
                       --------   ----------     --------  ----------
                   			  294,752    5,342,775     	179,964		 3,345,117
 Shares redeemed      	(106,031) 	(2,022,646)  	  (78,922)	(1,515,099)
                       --------   -----------    --------- -----------
 Net increase        		 188,721  	$3,320,129	     101,042 	$1,830,018
                       ========   ===========    ========= ===========

4. Purchases and Sales of Securities

For the year ended December 31, 1998, purchases and sales of securities aggregated $47,853,362 and $45,934,333 respectively. At December 31, 1998, the cost of investments for Federal income tax purposes was $15,027,027. Accumulated net unrealized appreciation on investments was $4,125,066 consisting of $4,218,776 and $93,710 of gross unrealized appreciation and depreciation respectively.

5. Composition of Net Assets

 At December 31, 1998 Net Assets consisted of:
 Capital stock at par value................................ $        10,672
 Capital paid in (including reinvested dividends)............    15,804,967
 Net unrealized appreciation of securities...................     4,125,066
 Undistributed net realized gains............................       598,568
                                                                -----------
                                                                $20,539,273
                                                                ===========

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and the Board of Directors of Volumetric Fund, Inc.:

    	We have audited the accompanying statement of assets and liabilities of Volumetric Fund, Inc., as of December 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the periods then ended,and the financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of the securities owned as of December 31, 1998, by correspondence with the Fund's independent custodian. We believe that our audits provides a reasonable basis for our opinion.

In our opinion the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Volumetric Fund, Inc. as of December 31, 1998, and the results of its operations for the year then ended, and changes in its net assets for each of the two years in the periods then ended, and financial highlights for each of the years indicated therein, in conformity with generally accepted accounting principles.

New York, New York              Feuer, Orlando, Pye & Co. CPA's L.L.P.
February 8, 1999			             Certified Public Accountants







Volumetric Fund, Inc.
87 Violet Drive
Pearl River
New York, 10965

Tel: 914-623-7637
800-541-FUND
www.volumetric.com

Investment Adivser
and
Transfer Agent
Volumetric Advisers, Inc.
Pearl River, New York

Custodian
The Chase Manhattan Bank, N.A.
New York, New York

Board of Directors
William P. Behrens
Jeffrey J. Castaldo
Richard C. Friedenberg
Gabriel J. Gibs, Chairman
Anna Karpati
Wayne W. Moshier
Marcel A. Olbrecht
Stephen J. Samitt
David L. Seidenberg
Raymond W. Sheridan
Irene J. Zawitkowski

Officers
Gabriel J. Gibs
  President, Portfolio Manager
Irene J. Zawitkowski
  Executive Vice President
Jeffrey M. Gibs
  Senior Vice President
Raymond W. Sheridan
  Vice President
David L. Seidenberg
  Treasurer